EXHIBIT 31.2 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stuart Ducote, Chief Executive Officer and Chief Financial Officer of United Mortgage Trust (the "Company"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2012 (the "Report"). I hereby certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the end of that period.

UNITED MORTGAGE TRUST

Date: August 14, 2012	By	/s/ Stuart Ducote
President